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                                                                  EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the application of our report dated March 16, 2000, included in this Form 10-SB of Direct III Marketing, Inc., relating to the financial statements for the year ended December 31, 1999.



/s/ Swenson Advisors, LLP
---------------------------


Temecula, California
March 16, 2000